Exhibit 99.2

November 22, 2015 Solidifying MB’s Position as Chicagoland’s Premier Commercial Bank Exhibit 99.2

Forward-Looking Statements 1 When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this presentation other than historical facts constitute forward-looking statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from the MB Financial-American Chartered merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the requisite regulatory approvals and approval of American Chartered’s stockholders for the MB Financial-American Chartered merger might not be obtained, or may take longer than expected; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from originated loans and loans acquired from other financial institutions; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior, net interest margin and the value of MB Financial’s mortgage servicing rights; (6) the possibility that MB Financial’s mortgage banking business may increase volatility in its revenues and earnings and the possibility that the profitability of MB Financial’s mortgage banking business could be significantly reduced if MB Financial is unable to originate and sell mortgage loans at profitable margins or if changes in interest rates negatively impact the value of MB Financial’s mortgage servicing rights; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (10) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (11) MB Financial's ability to realize the residual values of its direct finance, leveraged and operating leases; (12) the ability to access cost-effective funding; (13) changes in financial markets; (14) changes in economic conditions in general and in the Chicago metropolitan area in particular; (15) the costs, effects and outcomes of litigation; (16) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (17) changes in accounting principles, policies or guidelines; (18) future acquisitions by MB Financial of other depository institutions or lines of business; and (19) future goodwill impairment due to changes in MB Financial’s business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Additional Information 2 MB Financial will file a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus, which will be sent to the stockholders of American Chartered. INVESTORS AND STOCKHOLDERS OF AMERICAN CHARTERED ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT MB FINANCIAL, AMERICAN CHARTERED AND THE PROPOSED TRANSACTION. When filed, this document and other documents relating to the merger filed by MB Financial with the SEC can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing MB Financial’s website at www.mbfinancial.com under the tab “Investor Relations”. Alternatively, these documents, when available, can be obtained free of charge from MB Financial upon written request to MB Financial, Inc., Corporate Secretary, 6111 North River Road, Rosemont, Illinois 60018 or by calling (847) 653-1992. Participants in this Transaction MB Financial, American Chartered and their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from American Chartered stockholders in connection with the proposed transaction. Information about the directors and executive officers of MB Financial is contained in the definitive proxy statement of MB Financial relating to its 2015 Annual Meeting of Stockholders filed by MB Financial with the SEC on April 10, 2015. Information about the directors and executive officers of American Chartered will be set forth in the proxy statement/prospectus when it is filed with the SEC.

3 Transaction Strategic Rationale American Chartered Unique and strategically attractive target Financially compelling with low-risk Unique Chicago commercial banking franchise One of the largest privately-held banks in the Chicago area ($2.8 billion in assets at 9/30/2015) Focused on serving the Chicago’s middle-market and emerging middle-market business community since 1987 $2.0 billion in loans at 9/30/2015; 81% commercial-related 15 branches strategically located to serve the commercial customer base Expertly managed with strong financial returns Attractive core deposit franchise with $2.2 billion of deposits at 9/30/2015 and at an average cost of 13 bps¹, over 50% of which are non-interest bearing Complementary fit with MB Financial’s commercial banking business; adds 47 commercial bankers to our sales force 1 Financial results are 9/30/2015 YTD annualized. Transaction economics are compelling 5%+ accretive to fully diluted EPS in the first year (excluding transaction costs), and 7%+ accretive thereafter Tangible book value dilution at closing estimated at 4.6% with an earn-back of 4.25 years 15%+ internal rate of return Cost savings estimated at 29% of American Chartered’s core operating expenses Potential cross-sales opportunities in areas such as capital markets, international banking, leasing, private banking and investment management not factored into the transaction economics MB Financial management has significant and successful recent merger integration experience

4 Transaction Summary Transaction Value $449 million in total consideration1 $9.30 purchase price per share1 Valuation Multiples 2.19x adjusted tangible book value1 13.6x YTD September 30, 2015 net income (annualized) of $33.0 million 10.4x YTD September 30, 2015 net income (annualized), including after-tax cost savings Consideration Shareholder election (subject to proration) of either 0.2732 common shares of MBFI (fixed exchange ratio) or $9.30 in cash for each common share of American Chartered $100 million in aggregate cash consideration (fixed) with remainder in MBFI common shares (totaling 10.257 million MBFI common shares) Transaction Assumptions 29% pre-tax cost savings ($16.9 million pre-tax) phased in over 2 years Loan credit mark exceeding existing allowance for loan losses by $10 million Transaction costs estimated to be $32 million, pre-tax Core Deposit Intangible estimated to be $42 million (Approximately 2% of deposits excluding CDs) Capital No capital issuance required MBFI’s TCE ratio expected to be approximately 7.7% following the acquisition Board of Directors American Chartered Chairman Robert Riter will join the MB Financial Board of Directors Closing Targeting close around June 30, 2016 and systems conversion by December 31, 2016 Subject to regulatory approvals, approval by American Chartered stockholders and other customary closing conditions 1 Based on the 15-day volume-weighted average MB Financial common stock price as of November 20, 2015. Shares outstanding assumes all American Chartered preferred equity is converted and includes the dilutive impact and tax benefits of American Chartered stock options.

5 American Chartered Overview Company Profile1 Calculation of Adjusted TBV at 9/30/2015 Loan Portfolio Trend (2012 – Current) 1 As of or for the nine months ended 9/30/2015 (annualized) 8.3% CAGR Founded: 1987 Headquarters: Schaumburg, IL Employees: 311 Financial Summary and Key Ratios (Dollars in Billions): Assets $2.8 ROA 1.18% Loans $2.0 ROE 19% Deposits $2.2 Efficiency Ratio 53% ` Price to Tangible Book Value Calculation (Dollars and shares in millions, except per share data) American Chartered Stated Tangible Common Equity $161.6 Plus: Preferred Equity (Series D and F) to be Converted 29.4 Tax Benefit of Non-Qualified Stock Option Exercises 14.1 Adjusted Tangible Book Value $205.1 Common Shares and Restricted Shares Outstanding 35.6 Plus: Conversion of Preferred Equity Shares 8.4 Options (Net of Exercise Price) 4.3 Total Number of Diluted Shares Outstanding 48.3 Fully-Diluted Tangible Book Value Per Share $4.25 Purchase Price Per Fully Diluted Share $9.30 Price to Tangible Book Value 219% Stated Adjustments Adjusted $4,542 ($4,542) $0 $24,090 ($24,090) $0 $162,456 $28,632 $191,088 $191,088 $191,088 $0 $0 ($28,632) $0 $162,456 $191,088 35,523,908 35,523,908 1,105,072 1,105,072 7,296,848 7,296,848 2,306,319 35,523,908 46,232,147 $4.57 $4.13 $9.30 $9.30 203.4% 225.0% $0 $0 $0 $0 $0 $0 $1,611 $1,760 $1,901 $2,005 $1,000 $1,400 $1,800 $2,200 2012 2013 2014 Sept 2015 Loan Balances (Dollars in Millions)

Combined Chicago MSA Branch Footprint 6 Branches are predominantly located in Cook and DuPage counties where the majority of middle-market companies are located Increase in deposit market share pro-forma ranking from 11th to 7th based on a combined 95 branches and $13 billion in deposits Source: SNL Financial MB Financial Branch American Chartered Branch

Diversified Loan Portfolio 7 Total: $11.2 billion Loan Yield: 3.90%1 MB Financial Total: $9.2 billion Loan Yield: 3.80%1 American Chartered Pro Forma Total: $2.0 billion Loan Yield: 4.37% Source: MB Financial 3Q2015 Form 10-Q, American Chartered 9/30/2015 FR Y-9C report ¹ Loan yield excludes impact of purchase accounting for the Taylor and American Chartered mergers. September 30, 2015 55% 8% 20% 3% 14% C&I and Lease Resi R/E & Other Investment CRE & Multifamily Owner - occupied CRE Construction 35% 25% 19% 2% 19% C&I and Lease Resi R/E & Other Investment CRE & Multifamily Owner - occupied CRE Construction 52% 11% 19% 3% 15% C&I and Lease Resi R/E & Other Investment CRE & Multifamily Owner - occupied CRE Construction

Attractive Deposit Mix 8 Total: $13.5 billion Cost of Deposits: 0.17% ² Total: $11.3 billion Cost of Deposits: 0.18% Total: $2.2 billion Cost of Deposits: 0.13% MB Financial American Chartered Pro Forma Source: MB Financial 3Q2015 Form 10-Q, American Chartered 9/30/2015 FR Y-9C report ¹ Noninterest bearing deposits includes noninterest-bearing demand, time, and savings deposits. ² Cost of deposits excludes impact of purchase accounting. Deposits1 (Dollars in millions) 40% 45% 15% Noninterest Bearing CDs Money Market, NOW & Savings 50% 41% 9% Noninterest Bearing CDs Money Market, NOW & Savings 41% 45% 14% Noninterest Bearing CDs Money Market, NOW & Savings

Enhanced Position in the Chicago MSA Source: FDIC as of June 30, 2015 9 Rank Parent Company Name Total Active Branches Total Deposits Total Deposit Market Share

10 2004 First Security Fed Financial (Chicago, IL) January 9, 2004 2002 South Holland Bancorp (South Holland, IL) November 1, 2002 LaSalle Systems Leasing, Inc. July 22, 2002 2006 First Oak Brook Bancshares (Oak Brook, IL) May 1, 2006 2009 Heritage Community Bank (Glenwood, IL)1 February 27, 2009 InBank (Oak Forest IL)1 September 4, 2009 Corus Bank (Chicago, IL)1 September 11, 2009 Benchmark Bank (Aurora, IL)1 December 4, 2009 1FDIC assisted transaction Source: Company filings Note: Transaction dates indicate announcement date 2008 Cedar Hill Associates, LLC (Chicago, IL) April 18, 2008 Track Record of Being a Disciplined Acquirer and Experienced Integrator 2010 Broadway Bank (Chicago, IL)1 April 23, 2010 New Century Bank (Chicago, IL)1 April 23, 2010 2001 FSL Holdings, Inc. (South Holland, IL) February 8, 2001 MidCity Financial (Chicago, IL) April 19, 2001 First Lincolnwood (Lincolnwood, IL) December 27, 2001 2012 Celtic Leasing Corp. (Irvine, CA) December 28, 2012 2001 2002 2015 2014 2003 2004 2006 2005 2007 2008 2009 2010 2011 2012 2013 2015 MSA Holdings LLC. (Chicago, IL) October 28, 2015 2013 Taylor Capital Group, Inc. (Rosemont, IL) July 14, 2013 2015 American Chartered Bancorp, Inc. (Schaumburg, IL) November 22, 2015